Exhibit 99.5

Acquisition of Shenzhen Nova E-Commerce Ltd.

Serial No.	Shenzhen Nova E-Commerce Ltd. Shareholders	Number of Shares Owed

1	Earn Smart (Hong Kong) Ltd	7,660,100
2	Yuehui Wang	6,000,000
3	Zhigang Yuan	1,166,014
4	Zhenyuan Yu	1,200,000
5	Zhengping Zhang	588,100
6	Zhenyuan Yu	500,000
5	Rui Xiong	350,000
7	Jin Xu	260,000
8	Jinzhi Wei	254,569
9	Rongtao Li	235,105
10	Bin Wen	200,000
11	Shande Song	185,220
12	Jingyu Zhou	182,619
13	Rong Liu	177,162
14	Jianchun Sun	153,617
15	Xinkai Yu	150,000
16	Jinghong Li	144,797
17	Yuhu Chen	143,976
18	Hai Huang	140,000
19	Hongjuan Wang	125,844
20	Wanlong Gao	122,947
21	Zhixiang Leng	121,586
22	Ouyang Ni	115,320
23	Xia Cai	110,960
24	Kai Su	110,117
25	Xuxu Teng	108,897
26	Qinghai Zhao	98,315
27	Ruoju Kuang	96,207
28	Kun Zeng	94,521
29	Yunjiang Yue	91,663
30	Yingmei Zhang	90,659
31	Guanrong Chen	90,562
32	Guang Zhu	83,210
33	Xia Zhao	81,939
34	Jingxiu Wang	77,200
35	Zaihua Chen	75,934
36	Juanli Zhang	75,918
37	Depu Zhao	75,785
38	Shilian Xu	72,039
39	Jing Zhang	69,090
40	Zhaoxia Xing	68,332
41	Xuemei Yuan	67,837
42	Shuqin Ma	67,047
43	Xiaobiao Xin	66,248
44	Hua Huang	65,728
45	Qingshan Liu	64,430
46	Xiliang Zhang	63,101
47	Yunying Huang	61,690
48	Yuwen Yan	60,857
49	Xiaofang Cui	60,588
50	Jiayan Sun	60,000
51	Feng Peng	56,065
52	Longbin Song	55,855
53	Huiqin Wang	54,794
54	Qiuju Yao	54,200
55	Sumei Mu	54,049
56	Liping Zhang	53,526
57	Wei Feng	53,151
58	Xinhua Gu	52,974
59	Xuefeng Huang	52,679
60	Yueshan Shi	51,367
61	Renwen Zhang	50,868
62	Aiwen Zhang	50,664
63	Huixian Ma	50,000
64	Ling Liu	50,000
65	Jinhua Tang	49,382
66	Haixin Min	49,257
67	Huifen Shen	48,195
68	Guofang Guan	45,256
69	Menglin Bai	44,500
70	Xiangsong Chen	44,076
71	Huiying Guo	43,561
72	Hongmei Li	42,759
73	Yongju Zhu	42,596
74	Junwei Tu	42,568
75	Junping Guo	42,430
76	Xiaobo Liu	41,792
77	Weiying Pu	41,475
78	Xiuhua Zhao	41,374
79	Li Wang	40,449
80	Fei Niu	38,822
81	Jianliang Liu	38,748
82	Linghong Yu	38,668
83	Lie Zhao	37,939
84	Shaohua Liang	37,938
85	Xuegang Ren	37,836
86	Zhongfei Yang	36,754
87	Xiefeng Li	36,745
88	Ming Zhang	36,604
89	Peixian Wang	35,348
90	Xin Fu	34,889
91	Chuanliang Li	33,508
92	Cihai Guo	33,419
93	Hong Liu	32,850
94	Jiaxin Dong	32,678
95	Guoping Liu	32,656
96	Caixia Wang	32,594
97	Yulan Wang	32,541
98	Fang Yu	32,319
99	Lixin Ma	32,240
100	Peisha Jiang	31,965
101	Yingyu Jin	31,639
102	Yuyou Gao	30,956
103	Xuebing Shao	30,300
104	Dongfeng Chang	30,217
105	Xueqin Li	30,020
106	Zhongtao Zhao	29,871
107	Jinhua Song	29,783
108	Li Xu	29,573
109	Hairong Chen	29,039
110	Wenbin Liu	28,829
111	Hui Ma	20,000
112	Demin Hu	20,000
113	Chunmei Wang	20,000
114	Jingchi Zhang	20,000
115	Yali Chen	10,000
116	Shanghong Long	10,000
117	Huaibin Wang	7,000
118	Rui Xu	7,000
119	Lanzhen Wang	7,000
120	Wei Wang	7,000
121	Zhenggeng Huang	7,000
122	Lixin Ye	7,000
123	Wei Jiang	7,000
124	Haixia Li	4,000
125	Liling Hu	4,000
126	Yajun Chen	4,000
127	Qian Cheng	4,000
128	Yanling Pei	4,000
129	Mingquan Zeng	4,000
130	Jianyu Li	4,000

Total		25,000,000